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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                Current Report
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                               November 5, 2001
                       (Date of earliest event reported)

                          Commission file No. 0-17462

                      FILMAGIC ENTERTAINMENT CORPORATION
           IMMEDIATE PREDECESSOR: "ROEDEINGER MEDICAL SYSTEMS, INC."
            (Exact name of registrant as specified in its charter)
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
UTAH                                                   87-0404991
(State or other jurisdiction of                 (IRS Employer Id. No.)
Incorporation or organization)

Mail:1042 N. Mountain Ave. #B348, Upland, CA              91786
2869 India St., San Diego, CA                             92103
(Address of Principal Executive Officers)              (Zip code)
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        Registrant's telephone number including area code: (909)949-2834

ITEM 5.  Other Events and Regulation FD Disclosure.

The undersigned Outside Directors and Officers of Filmagic Entertainment Corporation have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the positions until next year when a shareholders vote shall be requested for confirmation to allow continuation for a period of 2 additional years. This list includes new, prior and one terminating director. The terminating director Mr. R. Brandyn Harris has resigned from his position to seek an educational continuance. They are as follows:


     R. Bruce Harris                          Aubrye A. Harris
     President/Board Chairman                 Secretary/Director
     1042 N. Mountain #B348                   1042 N. Mountain #B348
     Upland, CA  91786                        Upland, CA  91786

     R. Brandyn Harris                        Frank DeSantis
     (Resigning Director)                     Director
     1042 N. Mountain #B348                   2869 India St.
     Upland, CA  91786                        San Diego, CA 92103



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                         (Director/Officers continued)

     Harvey Lalach                            Song Liping
     Vice Pres./Director                      Director
     2575 Alberta Ct.                         Rm 504, Bldg #305 Datong Rd
     Kelowna, BC V1W2X8                       Gaoqiao, Shanghai, PR China
                                              Postal # 200137


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 5, 2001

FILMAGIC ENTERTAINMENT CORPORATION
(Registrant)

By:  /s/  R. Bruce Harris
     ------------------------------
     R. Bruce Harris
     President, Board Chairman
     (909) 982-6321

     /s/  Aubrye A. Harris
     -------------------------------
     Aubrye A. Harris
     Secretary/Director
     (909) 982-6321

     /s/  R. Brandyn Harris
     --------------------------------
     R. Brandyn Harris
     Resigning-Director
     (909) 949-1553

     /s/  Frank DeSantis
     --------------------------------
     Frank DeSantis
     Director
     (619) 688-1199

     /s/  Harvey Lalatch
     --------------------------------
     Harvey Lalatch
     Vice Pres./Director
     (250) 763-3299

     /s/  Song Liping
     ---------------------------------
     Song Liping
     Director
     011-8621-58731310